PROXY	PROXY
INFRASOURCE SERVICES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, WHICH RECOMMENDS
A VOTE “FOR” EACH OF THE ABOVE NOMINEES FOR DIRECTOR.

     The undersigned stockholder of InfraSource Services, Inc. (the “Company”) hereby appoints Terence R. Montgomery, Senior Vice President, Chief Financial Officer and Secretary, and R. Barry Sauder, Vice President, Corporate Controller and Chief Accounting Officer, and each of them, attorneys and proxies, with power of substitution in each of them, to vote and act for and on behalf of the undersigned at the Annual Meeting of Stockholders to be held at 1735 Market Street, Suite 4200, Philadelphia, Pennsylvania 19103 at 10:00 a.m. (local time) on June 7, 2005 and at all postponements and adjournments thereof, according to the number of shares which the undersigned would be entitled to vote if then personally present upon the matters described below, hereby revoking any proxy heretofore executed by the undersigned (i) as specified by the undersigned below and (ii) in the discretion of any proxy upon such other business as may properly come before the meeting, all as set forth in the notice of the meeting and in the proxy statement furnished herewith, copies of which have been received by the undersigned; and hereby ratifies and confirms all that said attorneys and proxies may do or cause to be done by virtue hereof.

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY
IN THE ENCLOSED PRE-ADDRESSED, STAMPED ENVELOPE.

(continued and to be signed on the reverse side)

7067—Infrasource Services, Inc.

INFRASOURCE SERVICES, INC.
PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.   ☒

[	]

The proxies are directed to vote as follows:

1.	Election of the following persons as directors of the Company.	For All	Withhold All	For All Except
	01-John A. Brayman, 02-Christopher S. Brothers,	☐	☐	☐
03-Michael P. Harmon, 04-David R. Helwig,
05-Ian A. Schapiro, 06-Richard S. Siudek,
07-David H. Watts
(INSTRUCTION: Write the name of any nominee(s) for whom authority to vote is withheld)

2.	To transact such other business as may properly come before the meeting.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED HEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” EACH OF THE ABOVE NOMINEES FOR DIRECTOR.

Dated:	, 2005

(Signature)

(Signature)

Important: Please date this proxy and sign exactly as your name(s) is printed below. If shares are registered in more than one name, all owners should sign. When signing as an executor, administrator, trustee, guardian or in another representative capacity, please give your full title(s). If this proxy is submitted by a corporation or partnership, it should be executed in the full corporate or partnership name by a duly authorized person.

▲ FOLD AND DETACH HERE ▲

YOUR VOTE IS IMPORTANT!

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY
IN THE ENCLOSED PRE-ADDRESSED, STAMPED ENVELOPE.

7067—Infrasource Services, Inc.